FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. (the "Fund")
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Supplement to Prospectus Dated May 31, 2002

     On June 28, 2002, the Board of Directors of the Fund approved, and voted to recommend to shareholders of the Fund the approval of, an Agreement and Plan of Reorganization (the "Agreement") between the Fund (a Maryland corporation) and Federated Income Securities Trust (a Massachusetts business trust), on behalf of its newly organized portfolio, Federated Fund for U.S. Government Securities (the "Reorganized Fund"). Pursuant to the Agreement, the Reorganized Fund would acquire all of the assets of the Fund in exchange for shares of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and termination of the Fund. The proposed transaction is referred to as the "Reorganization."

     Completion of the Reorganization also requires approval by the shareholders of the Fund, and at a special meeting to be held on October 4, 2002, shareholders will be asked to vote on whether to approve the Agreement. All shareholders entitled to vote on the Reorganization will receive a proxy statement that discusses the proposal in detail, which they should review carefully before voting.

     As more fully described in the proxy statement, approval of the Reorganization will accomplish two objectives. First, it will have the effect of eliminating certain limitations currently set forth in the Fund's Articles of Incorporation (the "Charter Limitations"), primarily so that the Reorganized Fund can continue to acquire certain mortgage-backed securities that are not issued or guaranteed by the U.S. government or its agencies and instrumentalities, as previously approved by the Fund's shareholders at a meeting on March 26, 1999 (the "1999 Meeting"). So long as the Charter Limitations remain in effect, the Fund cannot follow the investment policies approved by the shareholders at the 1999 Meeting and conform to its Charter. The Reorganization will eliminate any conflict between the policies approved at the 1999 Meeting and the Charter
     Limitations. Unless the Reorganization is approved, the Fund will not acquire additional non-government securities.

     Second, by changing the form of organization from a corporation to a trust, the Reorganized Fund will no longer be subject to certain state taxes. During its fiscal year ended March 31, 2002, these state taxes amounted to over $86,000 for the Fund.

     Following the Reorganization, holders of each class of shares of the Fund will be holders of the corresponding class of shares of the Reorganized Fund, and the Reorganization will not change the number of shares you own or the value of your investment. The Reorganized Fund will have the same investment objective as the Fund; the permissible investments for the Reorganized Fund will be the same as the permissible investments for the Fund; and the Reorganized Fund will employ the same investment strategy as the Fund.

     If approved by shareholders, the Reorganization is expected to take place shortly after the shareholder meeting. Please keep this supplement for your records.

                                                                   July 22, 2002


Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA  15222-3779


27644 (7/02)
Cusip       314182106
      314182205
      314182304